UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2020

UPWORK INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware		001-38678	46-4337682
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2625 Augustine Drive, Suite 601
Santa Clara,	California		95054
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 316-7500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	UPWK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

On November 10, 2020, Daniel Marriott resigned as a member of Upwork Inc.’s (the “Company”) Board of Directors (the “Board”), effective November 10, 2020. Mr. Marriott’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies, or practices.

(d)

On November 10, 2020, the Board appointed Anilu Vazquez-Ubarri to serve as a director of the Company and as a member of the Nominating and Governance Committee of the Board, in each case, effective November 10, 2020. Ms. Vazquez-Ubarri will serve as a Class III director whose term will expire at the Company’s 2021 annual meeting of stockholders and until Ms. Vazquez-Ubarri’s successor shall have been duly elected and qualified, or until Ms. Vazquez-Ubarri’s earlier death, resignation, disqualification, or removal.

There is no arrangement or understanding between Ms. Vazquez-Ubarri and any other persons pursuant to which Ms. Vazquez-Ubarri was selected as a director. Ms. Vazquez-Ubarri has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Vazquez-Ubarri’s compensation will be pursuant to the Company’s compensation program for non-employee directors, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2020.

Ms. Vazquez-Ubarri has also entered into the Company’s standard form of indemnity agreement, which is attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 6, 2018 (File No. 333-227207).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPWORK INC.

Date: November 12, 2020	By:	/s/ Brian Levey
Brian Levey Chief Business Affairs and Legal Officer & Secretary